Exhibit 10.1

STEADYMED LTD.

SUBSCRIPTION AGREEMENT

Restricted Ordinary Shares
and Warrants to purchase Restricted Ordinary Shares

STEADYMED LTD., an Israeli incorporated company (the “Company”), is offering for sale an aggregate of up to $30,000,616.88 of (i) its restricted ordinary shares (the “Shares”), and (ii) warrants (the “Warrants”), in the form attached hereto as Exhibit A, to purchase a number of restricted ordinary shares of the Company equal to 50 percent of the total number of Shares sold in the Closing (as defined below) (the “Warrant Shares”), to persons who qualify as “accredited investors,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), at the Price (as defined below) per Share and associated Warrant (the “Offering”). The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase Shares and Warrants in accordance with the terms and conditions of this Subscription Agreement (the “Agreement”). The Shares and Warrants together shall hereafter be referred to as the “Securities.”

AGREEMENT

In consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Participant (severally and not jointly) hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has or before the Closing will have authorized the sale and issuance of up to $30,000,616.88 of (i) ordinary shares of the Company, nominal value NIS $0.01 per share and (ii) warrants to purchase a number of ordinary shares of the Company equal to the number of Shares purchased in the Closing hereunder, at an exercise price per share equal to 115% of the Price (as defined below). Such Warrants shall be issued in substantially the form attached hereto as Exhibit A.

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES. The Company shall issue and sell to each Participant, severally and not jointly, and each Participant shall purchase from the Company, severally and not jointly, in the Closing, the number of Shares and a Warrant, both as set forth on such Participant’s signature page attached at the end of this Agreement (the “Signature Page”), at a purchase price of $5.90 per Share (the “Price”) and $0.125 per Warrant Share (subject to proportionate adjustment upon the occurrence of any stock split, stock dividend, reverse stock split or like event that is consummated or becomes effective during the period commencing on the date hereof and ending immediately prior to the Closing). Subject to each Participant’s termination right pursuant to Section 8, the purchase of Shares and Warrants hereunder (the “Subscription”) shall be irrevocable by the Participant, not transferable or assignable by the Participant and may be rejected in whole or in part by the Company in its sole discretion. In the event the Subscription is rejected by the Company or this Agreement is terminated in accordance with its terms, all funds and documents tendered by the Participant shall be returned to such Participant and terminated, as applicable.

SECTION 3. CLOSING AND DELIVERY

3.1 Closing. The closing of this Offering (the “Closing”) is scheduled on April 25, 2017 at 10:00 A.M. Pacific Time. The target Offering is for up to $30,000,616.88 of Securities.

3.2 Delivery of the Shares and Warrants. At the Closing, the Company will (i) issue to its transfer agent an instruction letter instructing the transfer agent to record in book entry form, or upon request deliver a share certificate evidencing, the Shares purchased hereunder to the Participant within three days of such instruction and (ii) issue and deliver a Warrant exercisable for the number of restricted ordinary shares of the Company specified on the signature page hereof, against payment of the purchase price therefor by check or wire transfer. The Company shall also deliver an executed copy of this Agreement to each Participant.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as described in the SEC Reports (as defined below), the Company hereby represents and warrants to, and covenants with, the Participants as of the date hereof and as of the Closing as follows:

4.1 Organization and Qualification. The Company is an Israeli incorporated company duly organized, validly existing and in good standing under the laws of Israel and has all requisite corporate power and authority and all licenses, permits and authorizations to conduct its business as it is currently being conducted and as it is presently proposed to be conducted and to own, lease and operate its properties. A true and complete copy of the Eleventh Amended and Restated Articles of Association of the Company (the “Articles”), as amended to and as in effect on the date hereof, has been filed with the SEC as Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-36889) on October 11, 2016. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect. As used in this Agreement, a “Material Adverse Effect” means (a) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company or, as the case may be, the Company and any of its subsidiaries, taken as a whole, (b) the impairment of the ability of the Company to perform its obligations under this Agreement or (c) a material adverse effect on the legality, validity or enforceability of this Agreement, provided, however, that for purposes of determining whether there shall have been any such “Material Adverse Effect”, (i) any adverse change resulting from or relating to worldwide general business or economic conditions shall be disregarded, (ii) any adverse change resulting from or relating to conditions generally affecting the industry in which the Company competes shall be disregarded, and (iii) any adverse change to the stock price of the Company’s ordinary shares, as quoted on any nationally recognized stock quotation system, shall be disregarded, but, in the case of (i), (ii) and (iii), only to the extent that such changes do not have a disproportionate impact on the Company relative to other companies in its industry.

4.2 Due Execution, Delivery and Performance. Assuming and relying on the accuracy of the representation set forth in Section 5, the Company’s execution, delivery and performance of this Agreement and the issuance and sale of the Shares and

Warrants have been duly authorized by all requisite corporate and shareholder action by the Company and its shareholders, respectively. Upon the execution and delivery by the Company, and assuming the valid execution and delivery of this Agreement by each of the Participants, this Agreement will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including specific performance, and except as the indemnification provisions contained in Section 9.4 hereof may be legally unenforceable.

4.3 No Conflicts. The Company’s execution, delivery and performance of this Agreement and the issuance of the Shares and Warrants will not violate, conflict with, result in a breach of or constitute (upon notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance upon any properties or assets of the Company under any (a) law, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court or arbitrator to which the Company is subject, (b) the Company’s Articles bylaws or other organizational documents or (c) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, except in the case of each of clauses (a) and (c), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.4 Governmental Consents. Except for applicable filings with The NASDAQ Stock Market LLC (the “Nasdaq Market”), under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Shares and Warrants by the Company, other than any post-closing filings as may be required under applicable federal, state or Israeli securities laws, which will be timely filed within the applicable periods therefor.

4.5 Issuance and Subscription of the Securities. When issued and paid for in accordance with this Agreement, the Shares and Warrants to be subscribed for hereunder by the Participants and, upon exercise of the Warrants in accordance with their terms, the Warrant Shares will be validly issued and outstanding, fully paid and non-assessable. The Company has reserved from its duly authorized capital stock the maximum number of shares for issuance of all Shares and all shares underlying the Warrants.

4.6 SEC Reports.

(a) Since March 19, 2015, the Company has filed in a timely manner with the Securities and Exchange Commission (the “SEC”) all reports (“SEC Reports”) required to be filed by it under the Exchange Act. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains, as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports (i) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and (ii) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated (“GAAP”). Each balance sheet is in accordance with the books and records of the Company and presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of shareholders’ equity and of cash flows is in accordance with the books and records of the Company and presents fairly in accordance with GAAP the results of operations, the shareholders’ equity and the cash flows of the Company for the periods then ended. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(b) No event has occurred since December 31, 2016, requiring the filing of an SEC Report that has not heretofore been filed and furnished to the Participants (including, without limitation, any amendment to any such SEC Report).

4.7 No Material Change. Since the date of the latest audited financial statements included within the SEC Reports, and except as otherwise reported in the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. Except as may be set forth in the SEC Reports, the Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed on or prior to the date that this representation is made.

4.8 Executive Officers. As of the date hereof, and since the date of the most recent SEC Report, there have been no resignations, terminations or appointments with respect to (a) the Board of Directors of the Company or (b) the executive officers of the Company.

4.9 Capitalization. The authorized share capital of the Company consists of 50,000,000 shares of ordinary shares, nominal value NIS $0.01 per share, of which 20,139,826 such shares were issued and outstanding as of April 19, 2017. Except as contemplated by this Agreement, that certain Subscription Agreement, dated July 29, 2016, by and among the Company and Participants (as defined therein), and Warrants, each dated August 4, 2016, issued to Participants (as defined therein) thereunder, and except for shares reserved under the Company’s Amended and Restated 2009 Stock Incentive Plan, 2013 Stock Incentive Subplan and Warrant to purchase 10,191 ordinary shares, as of April 19, 2017, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of share capital of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of share capital or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire, or prepare and file with the SEC any registration statement to register under the Securities Act with respect to, any such shares of share capital or other equity interests. There exist no statutory preemptive, or other similar rights to purchase securities of the Company.

4.10 Nasdaq Compliance. The Company’s ordinary shares are registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Market (“Nasdaq Stock Market”), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of its ordinary shares under the Exchange Act or delisting its ordinary shares from the Nasdaq Stock Market.

4.11 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

4.12 Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

4.13 Intellectual Property. The Company has, or has rights to use, all (i) all inventions (whether patentable or unpatentable, and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights, all applications, registrations and renewals in connection therewith, (iv) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, supplier lists, and business and marketing plans and proposals), (v) all gene sequences, cell lines, chemical compounds, assays and biological materials, (vi) all other proprietary rights and (vii) all copies and tangible embodiments of any of the foregoing (in whatever form or medium) and other intellectual property rights and similar rights necessary or required for use in connection with its business as described in the SEC Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except as would not reasonably be expected to have a Material Adverse Effect. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.14 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock or equity incentive plan of the Company.

4.15 Internal Accounting Controls. The Company has implemented internal controls, which, at a minimum, are adequate to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to: (i) permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and (ii) maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not being, and have not been, investigated by any governmental authority with respect to, or been given notice by a governmental authority of, any potential violation by the Company of any law concerning corrupting payments.

4.16 Registration Rights. No person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, except as listed on Schedule 1 hereto.

4.17 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Participants as a result of the Participants and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Participants’ ownership of the Securities.

4.18 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Participants or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Participants will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Participants regarding the Company, its business and the transactions contemplated hereby, is true and correct in all material respects as of the date made and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The SEC Reports disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Participants makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.

4.19 No Integrated Offering. Assuming the accuracy of the Participants’ representations and warranties set forth in Section 5, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

4.20 Tax Status/CFC/PFIC. All taxes (whether or not shown on any tax return) for which the Company may be liable have been timely paid, and all tax returns required to have been filed by or with respect to the Company have been timely filed, unless failure to so pay or file would not have a Material Adverse Effect. The Company is treated as a corporation for federal income tax purposes. As of December 31, 2016, the Company was not a “controlled foreign corporation” or “CFC” (as defined in Section 957 of the Internal Revenue Code of 1986, as amended (the “Code”)), and was not a “passive foreign investment company” or “PFIC” (as defined in section 1297 of the Code).

4.21 Foreign Corrupt Practices. The Company has complied in all material respects with laws concerning bribery, corruption, kickbacks or other similar payments or transfers of value to or from another person to obtain or retain business or secure an improper advantage. Neither the Company nor any of the Company’s directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above, in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained, and has caused each of its subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law. Neither the Company, or, to the Company’s knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other applicable foreign or domestic anti-corruption law (collectively, “Enforcement Action”). No directors, officers, employees, agents, or representatives of the Company has been an official of any governmental authority or of any agency thereof, an official of a political party, or a candidate for political office. No contributions have been made by the Company, directly or indirectly, to a political party or candidate.

4.22 Acknowledgment Regarding Participants’ Purchase of Securities. The Company acknowledges and agrees that each of the Participants is acting solely in the capacity of an arm’s length Participant with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Participant is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Participant or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Participants’ purchase of the Securities. The Company further represents to each Participant that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.23 Acknowledgement Regarding Participant’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) past or future open market or other transactions by any Participant, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (ii) any Participant, and counter-parties in “derivative” transactions to which any such Participant is a party, directly or indirectly, presently may have a “short” position in the Shares, and (iii) each Participant shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Participants may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the shares underlying the Warrants deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of this Agreement.

4.24 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Securities.

4.25 FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Reports, there is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company, (iv) enjoins production at any facility of the Company, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor, to the knowledge of the company, has the FDA expressed in any meeting or written communication with the Company any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

4.26 Office of foreign assets control. neither nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

4.27 U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Participant’s request.

4.28 Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.29 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities only to the Participants and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.30 No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, or, to the knowledge of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Participants a copy of any disclosures provided thereunder.

4.31 Other Covered Persons. Other than the Placement Agents, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of Participants in connection with the sale of any Securities.

4.32 Notice of Disqualification Events. The Company will notify the Participants and the Placement Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

4.33 Securities Act Exemption. Assuming and relying in part on the truth and accuracy of Participants’ representations and warranties in Section 5 of this Agreement, the offer, sale and issuance of the Securities is exempt from registration under the Securities Act.

4.34 Brokers. Except for the engagement of JMP Securities LLC and H. C. Wainwright & Co. (collectively, the “Placement Agents”) by the Company, neither the Company nor any of the officers, directors or employees of the Company has employed any broker or finder in connection with the transaction contemplated by this Agreement. The Company shall indemnify each Participant from and against any broker’s, finder’s or agent’s fees for which the Company is responsible.

4.36 Additional Issuances of Securities. From the date hereof until the date that is ten (10) days after the date that one or more Registration Statement(s) covering the resale of all Registrable Shares has been effective and available for the re-sale of all such Registrable Shares (the “Trigger Date”), the Company shall not, (1) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ debt, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for ordinary shares or Ordinary Share Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (2) be party to any solicitations, negotiations or discussions with regard to the foregoing.  As used herein, (i) “Convertible Securities” means any shares or securities (other than Options) convertible into or exercisable for ordinary shares, (ii) “Options” means any rights, warrants or options to subscribe for or purchase ordinary shares or Convertible Securities, and (iii) “Ordinary Share Equivalents” means, collectively, Options and Convertible Securities. Notwithstanding the foregoing, this section shall not apply in respect of the issuance of (a) ordinary shares, options or restricted share units to employees, officers or directors of, or consultants to, the Company pursuant to any stock or option plan duly adopted by the Board of Directors for such purpose, including, but not limited to, the Company’s 2013 Stock Incentive Subplan and the Company’s Amended and Restated 2009 Stock Incentive Plan, (b) ordinary shares issuable upon the conversion or exercise of Ordinary Share Equivalents issued prior to the Closing Date; provided that the Ordinary Share Equivalents are not amended or modified to (i) lower the conversion or exercise price therein, (ii) increase the number of ordinary shares issuable upon any conversion or exercise thereof or (iii) extend the term of any such Ordinary Share Equivalents, and (c) any ordinary shares issuable upon the Second Closing (as defined in that certain Subscription Agreement, dated as of July 29, 2016, by and between the Company and the Participants (as defined therein) (the “2016 Subscription Agreement”)) under the 2016 Subscription Agreement.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTICIPANT.

5.1 Authority, Approval and Enforceability.

Each Participant, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Participant has full power and authority to execute, deliver and perform its obligations under this Agreement and all agreements, instruments and documents contemplated hereby, and all action of Participant necessary for such execution, delivery and performance has been duly taken.

(b) Participant’s execution, delivery and performance of this Agreement has been duly authorized by all requisite action by Participant. Upon the execution and delivery by Participant, and assuming the valid execution and delivery of this Agreement by the Company, this Agreement will constitute a valid and binding obligation of Participant, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including specific performance, and except to the extent that the enforceability of the indemnification provisions of Section 9.4 may be legally unenforceable.

5.2 Investment Representations. Each Participant understands that the Securities have not been registered under the Securities Act. Each Participant also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Participant’s representations contained in the Agreement. Each Participant hereby represents and warrants as follows:

(a) Participant has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Participant must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. Participant understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Participant to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times Participant might propose.

(b) Participant has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

(c) The Participant agrees that it will not sell, pledge, assign, transfer, otherwise dispose of or reduce its risk with respect to (collectively, “Transfer”) any of the Securities unless the Transfer will be made pursuant to an exemption from the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable state securities laws or an effective registration or other qualification under any applicable state securities laws. The Participant understands that exemptions from such registration requirements are limited. The Company is under no obligation to register the Securities except as provided in Section 9.

(d) The Participant acknowledges and agrees that the Securities are subject to certain restrictions as to resale under the federal and state securities laws. The Participant agrees and understands that stop transfer instructions will be given to the transfer agent for the Shares and Warrant Shares, and each book entry therefor shall include, or, if applicable, each share certificate and each certificate delivered on transfer of or in substitution for any such certificate, shall have affixed, a legend in substantially the following form:

“The shares represented by this book entry or certificate have not been registered under the

Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, assigned, pledged or hypothecated (1) in the absence of (A) an effective registration statement for the shares under the Act, or (B) the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required or (2) unless sold pursuant to Rule 144 under the Act.  Notwithstanding the foregoing, the shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the shares.”

(e) The book entries or certificates evidencing the Shares and Warrant Shares shall not contain any legend restricting the transfer thereof (including the legend set forth above in Section 5.2(d)): (A) while a registration statement covering the sale or resale of such security is effective under the Securities Act, or (B) following any sale of such Shares and/or Warrant Shares pursuant to Rule 144, or (C) if such Shares and/or Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). Upon request by the Participant, the Company shall cause its counsel to issue a legal opinion to its transfer agent promptly after such time as the Unrestricted Conditions have been met, if required by the Company’s transfer agent or requested by a Participant to effect the issuance of the Shares and/or Warrant Shares without a restrictive legend or removal of the legend hereunder; provided that no such opinion will be required if (A) in this Section is the only Unrestricted Condition satisfied unless otherwise requested by a Participant. If the Unrestricted Conditions are met at the time of issuance of the Shares and/or Warrant Shares, then such Shares and/or Warrant Shares shall be issued by free of all legends by crediting such applicable number of Shares and/or Warrant Shares to the Participant’s or its designee’s balance account with DTC through its Deposit / Withdrawal at Custodian system. The Company agrees that following the Effective Date (as defined below) at such time as the Unrestricted Conditions are met, it will, no later than the earlier of (x) three (3) Trading Days (as defined below) and (y) the number of Trading Days comprising the Standard Settlement Period (as defined below), in each case following the delivery by the Participant to the Company or the transfer agent of the written notice that the Unrestricted Conditions are met, remove or cause to be removed all restrictive and other legends from the book entries and certificates for the applicable Shares and/or Warrant Shares. For the purposes hereof, (I) “Trading Day” means any day on which the ordinary shares are traded on the Nasdaq Stock Market, or, if the Nasdaq Stock Market is not the principal trading market for the ordinary shares, then on the principal securities exchange or securities market on which the ordinary shares are then traded, and (II) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s principal trading market for the ordinary shares as in effect on the date that the applicable Unrestricted Condition is satisfied.

(f) Participant is acquiring the Securities for Participant’s own account and not with a view towards their distribution in violation of the Securities Act.

(g) Participant represents that by reason of its, or of its management’s, business or financial experience, Participant has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Participant is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(h) Participant represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(i) Participant has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Participant has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

5.3 Brokers. Other than as disclosed to the Company, neither the Participants nor any of their respective officers, directors or employees has employed any broker or finder in connection with the transaction contemplated by this Agreement. Each Participant shall severally, and not jointly, indemnify the Company and the other Participants from and against any broker’s, finder’s or agent’s fees for which such indemnifying Participant is responsible.

5.4 Acknowledgments Regarding Placement Agents. Each Participant acknowledges that each Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Securities by the Company, that certain of the information and data provided to such Participant in connection with the transactions contemplated hereby have not been subjected to independent verification by any Placement Agent, and that no Placement Agent makes any representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Each Participant further acknowledges that in making its decision to enter into this Agreement and purchase Shares and a Warrant it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. Each Participant further acknowledges that the provisions of this Section 5.4 are also for the benefit of, and may also be enforced by, each Placement Agent.

SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Participant herein shall survive the execution of this Agreement and the issuance and sale to the Participants of the Securities and shall terminate upon the subsequent transfer of the Shares pursuant to Section 5 or Section 9.

SECTION 7. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING. The Company’s obligation to complete the sale and issuance of the Securities at the Closing shall be subject to the following conditions to the extent not waived by the Company:

7.1 Representations and Warranties Correct. The representations and warranties made by each Participant in Section 5 hereof shall be true and correct when made, and shall be true and correct on the date of the Closing.

7.2 Covenants Performed. All covenants, agreements and conditions contained in this Agreement to be performed by the Participants on or prior to the date of the Closing shall have been performed or complied with in all material respects.

7.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are binding upon any of the Participants and that are required in connection with the lawful sale and issuance of the Securities at the Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of the Closing. No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

7.4 Legal Investment. At the time of the Closing, the sale and issuance of the Securities to be subscribed for and sold at the Closing shall be legally permitted by all laws and regulations to which the Participant and the Company are subject.

7.5 Listing.  At the time of the Closing, all Registrable Shares shall have been admitted for listing on the Nasdaq Stock Market or such other securities exchange, if any, on which equity securities by the Company are then listed.

SECTION 8. CONDITIONS TO PARTICIPANTS’ OBLIGATIONS AT THE CLOSING. Each Participant’s obligation to purchase the Securities at the Closing thereby shall be subject to the following conditions to the extent not waived by such Participant:

8.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct as of the date of the Closing.

8.2 Legal Opinion. Participants shall have received from each of Katzenell Dimant Frank, Israeli counsel to the Company, and Cooley LLP, U.S. counsel to the Company, an opinion letter addressed to the Participants, dated as of the date of the Closing, in a form reasonably acceptable to the Participants.

8.3 Covenants Performed. All covenants, agreements and conditions contained herein to be performed by the Company on or prior to the date of the Closing shall have been performed or complied with in all material respects.

8.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are binding upon the Company and that are required in connection with the lawful sale and issuance of the Shares at the Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of the Closing. No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

8.5 Legal Investment. At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Participant and the Company are subject.

8.6 Compliance Certificate. The Company shall have delivered to Participants, a Compliance Certificate, executed by the Chief Executive Officer of the Company, as of the date of the Closing, to the effect that the conditions, specified in Sections 8.1, 8.3 and 8.4 have been satisfied.

8.7 Lock-Up Agreements. The Company’s directors and officers shall have executed and delivered customary “lock-up” agreements with lock-up periods of 180 days from the date of the Closing.

In the event that any of the conditions set forth above have not been satisfied as of the date of the Closing, each Participant shall have the right, upon the delivery of written notice to the Company, to terminate this Agreement, and upon the delivery of such written notice, such Participant shall have no further obligations under this Agreement whatsoever, including, without limitation, with respect to the purchase of any Shares or Warrants.

SECTION 9. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT; ADDITIONAL AGREEMENTS.

9.1 Definitions. As used in this Section 9 the following terms shall have the following respective meanings:

(a) “Registrable Shares” shall mean (i) the Shares issued and Warrant Shares issued or issuable pursuant to this Agreement and (ii) any other ordinary shares issued or issuable in respect to the Shares and Warrant Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

(b) “Registration Statement” shall mean any registration statement and shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.2 and Section 9.4; and

(c) “Untrue Statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.2 Registration Procedures and Expenses. The Company is obligated to do the following:

The Company shall:

(a) As soon as reasonably practicable and in either event within thirty (30) days immediately following the date of the Closing, the earlier of (i) such deadline and (ii) such actual filing date being referred to as a “Registration Date,” prepare and file with the SEC a registration statement on Form S-3 in order to register with the SEC under the Securities Act a sale by the Participants on a delayed or continuous basis pursuant to Rule 415 under the Securities Act any or all of the Registrable Shares through the automated quotation system of the Nasdaq Market or the facilities of any national securities exchange on which the Company’s ordinary shares are then traded, or in privately-negotiated transactions (a “Registration Statement”);

(b) subject to receipt of necessary information from the Participants, use its best efforts to cause such Registration Statement to become effective (the “Effective Date”) within 30 days immediately following the date of the applicable Registration Date (a “Required Effectiveness Date”) and take all other reasonable actions necessary under any federal law or regulation to permit all Registrable Shares to be sold or otherwise disposed of;

(c) if at any time, there is not an effective Registration Statement covering all of the Registrable Shares and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, send to each Participant not then eligible to sell all of their Registrable Shares under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Participant shall so request in writing, shall include in such registration statement all or any part of such Registrable Shares such Participant requests to be registered; provided that: (i) in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of ordinary shares which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Shares with respect to which such Participant has requested inclusion hereunder as the underwriter shall permit; (ii) if an offering in connection with which a Participant is entitled to registration under this Section 9.2(c) is an underwritten offering, then each Participant whose Registrable Shares are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other ordinary shares included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters; and (iii) upon the effectiveness the registration statement for which piggy-back registration has been provided in this Section 9.2(c), any Event Payments payable to a Participant whose Shares are included in such registration statement shall terminate and no longer be payable;

(d) promptly notify each Participant, at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such Registration Statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading;

(e) promptly prepare and file with the SEC, and deliver to each Participant, such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier of (i) the third anniversary of the date of the Closing or (ii) termination of such obligation as provided in Section 9.7 below;

(f) furnish to each Participant such number of copies of prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Participants;

(g) no later than the applicable Registration Date, file such documents as may be required of the Company for normal state securities law clearance for the resale of the Registrable Shares in which states of the United States as may be reasonably requested by each Participant provided, however, that the Company shall not be required in connection with this paragraph (f) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(h) if the Company includes any securities on the Registration Statement other than the Registrable Shares and there is a need to cut-back the number of securities included on such Registration Statement for any reason, the other securities shall be cut-back first before any Registrable Shares are subject to any such cut-back;

(i) no later than the applicable Registration Date, use its best efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(j) bear all expenses in connection with the procedures in Section 9.2, other than (i) fees and expenses, if any, of counsel or other advisers to the Participants, and (ii) any expenses relating to the sale of the Registrable Shares by the Participants, including broker’s commission, discounts or fees and transfer taxes.

9.3 Liquidated Damages. Should an Event (as defined below) occur, then upon the occurrence of such Event and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Participant an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of the aggregate purchase price of the Registrable Shares then held by the Participant (which remedy shall be exclusive of any other remedies available under this Agreement or under applicable law); provided, however, that the total amount of payments pursuant to this Section shall not exceed, when aggregated with all such payments paid to all Participants, five percent (5%) of the aggregate purchase price of the Registrable Shares then held by the Participant. The payments to which a Participant shall be entitled pursuant to this Section are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. The parties agree that the Company will not be liable for liquidated damages under this Section with respect to (1) any period after the termination of the Company’s obligations under Section 9.7 and (2) any Registrable Shares that are not permitted by the SEC to be included in a Registration Statement, based solely on the SEC’s determination that such Registrable Shares are not permitted to be registered in accordance with Rule 415 under the Securities Act in accordance with the SEC’s review and interpretation of its own guidance or restrictions and only to the extent such cut-back is not based on any action taken by the Company to register shares other than the Registrable Securities after the date hereof (and in such case, the Event Payments shall be calculated to only apply to the percentage of Registrable Securities that are permitted by the SEC to be included in such Registration Statement). In the event that the Company registers some but not all of the Registrable Shares, the 1.0% of liquidated damages referred to above for any monthly period shall be reduced to equal the percentage determined by multiplying 1.0% by a fraction, the numerator of which shall be the number of Registrable Shares for which there is not an effective Registration Statement at such time and the denominator of which shall be the number of Registrable Shares at such time. Notwithstanding the foregoing, the applicable Registration Date or Required Effectiveness Date for a Registration Statement shall be extended without Event Payments hereunder in the event that the Company’s failure to file or obtain the effectiveness of such Registration Statement on a timely basis results from (i) the failure of any Participant to timely provide the Company with information reasonably requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act or (ii) events or circumstances that are not in any way attributable to the Company’s actions or inactions, including, but not limited to, the failure of any Participant to promptly notify the Company when it has sold substantially all of its Registrable Shares covered by a Registration Statement or to otherwise comply with the terms of this Agreement, and in any event, no Participant causing the failure described in (i) or (ii), above shall be entitled to Event Payments relating to the failure caused by such Participant.

For such purposes, each of the following shall constitute an “Event”:

(i) a Registration Statement is not declared effective on or prior to its applicable Required Effectiveness Date; and

(ii) except as provided for in Section 9.5, after the Effective Date of a Registration Statement and through the earlier of (i) the third anniversary of the date of the Closing or (ii) the termination of the Company’s obligations under Section 9.7, a Participant is not permitted to sell Registrable Shares under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Participant).

9.4 Indemnification

(a) The Company agrees to indemnify and hold harmless each Participant and underwriter (and each person, if any, who controls the Participant within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which such Participant (or such underwriter or controlling person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement contained in the Registration Statement on the Effective Date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Participant (or such underwriter or controlling person) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participant specifically for use in preparation of the Registration Statement, or the failure of such Participant to comply with the covenants and agreements contained in Section 9.5 hereof respecting the sale of the Registrable Shares or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Participant prior to the pertinent sale or sales by the Participant.

(b) Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement contained in the Registration Statement on the Effective Date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Participant specifically for use in preparation of the Registration Statement, and such Participant will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by a Participant under this Section 9.4 exceed the net proceeds received by such Participant from the sale of the Registrable Shares covered by such Registration Statement.

(c) Promptly after receipt by any indemnified person of a written notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 9.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d) If the indemnification provided for in this Section 9.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Participant hereunder exceed the net proceeds received by such Participant from the sale of the Shares covered by the Registration Statement.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

9.5 Transfer of Shares After Registration; Notice. Each Participant hereby covenants with the Company not to make any sale of the Registrable Shares after registration without effectively causing the prospectus delivery requirement under the Securities Act (or any exemption therefrom) to be satisfied, unless a valid exemption from registration under the Securities Act is available. Each Participant acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. If an event shall occur that causes the Registration Statement to contain an untrue statement or requires the suspension the Registration Statement, the Company shall give prompt notice thereof to each Participant, but in no event later than on the same day. Each Participant hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Participant written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Participant notice that the Participant may thereafter effect sales pursuant to said prospectus, provided, however, that the Company shall not suspend the use of said prospectus more than two times in any twelve month period and the duration of any one such suspension shall not be more than thirty (30) days. The foregoing provisions of this Section 9.5 shall in no manner diminish or otherwise impair the Company’s obligations under Section 9.2 and Section 9.4 hereof.

9.6 Reporting Requirements. The Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934; and

(c) so long as any of the Participants own Registrable Shares, to furnish to the Participants forthwith upon request a written statement by the Company as to whether it complies with the reporting requirements of said Rule 144, the Securities Act and Securities Exchange Act of 1934, and whether it qualifies as a registrant whose securities may be resold pursuant to SEC Form S-3.

9.7 Termination of Obligations. The obligations of the Company pursuant to Sections 9.2 through 9.7 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Registrable Shares have been resold or (ii) as to each Participant, such time as all of the Registrable Shares held by such Participant may be sold during any 90 day period pursuant to Rule 144 without being restricted by the volume limitations of Rule 144(e) and without the requirement by the Company to comply with the provisions of Rule 144(c)(1).

9.8 Assignability of Registration Rights. The registration rights set forth in this Section 9 are assignable in connection with the assignment of any Registrable Shares.

9.9 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

9.10 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that any Participant is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Participant could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or under any other agreement between the Company and the Participants.

9.11 Non-Public Information. On or before 8:30 a.m., New York City time, on the first Trading Day after this Agreement has been executed, the Company shall (A)  issue a press release (the “Press Release”) reasonably acceptable to the Participants disclosing all material terms of the transactions contemplated hereby and (B) file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement) and the form of the Warrant as exhibits to such filing (including all attachments), the “8 K Filing”).  From and after the issuance of the Press Release, no Participant shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the Press Release.  In addition, effective upon the issuance of the Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Participants or any of their affiliates, on the other hand, shall terminate. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide any Participant or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Participant shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to a Participant without such Participant’s consent, the Company hereby covenants and agrees that such Participant shall not have any duty of confidentiality to the Company or any of its officers, directors, agents, employees or affiliates, or a duty to the Company or any of its officers, directors, agents, employees or affiliates not to trade on the basis of, such material, non-public information, provided that the Participant shall remain subject to applicable law. To the extent that any notice provided pursuant to this Agreement or a Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Participant shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

9.12 Use of Proceeds. The Company shall principally use the net proceeds from the sale of the Securities hereunder for working capital purposes primarily to fund precommercialization scale up activities and, if approved, initial commercialization activities for the Company’s lead drug candidate, Trevyent for PAH, and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices or debt disclosed in the SEC Reports), (b) for the redemption of any ordinary shares or Ordinary Share Equivalents except for any Company right of repurchase that may be applicable to exercised stock options, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

9.13 Reservation of Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and shares underlying the Warrants pursuant to any exercise of the Warrants.

9.14 Listing of Shares. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Shares on the trading market on which it is currently listed, and prior to or concurrently with the Closing, the Company shall apply to list or quote all of the Shares and shares underlying the Warrants on such trading market and promptly secure the listing of all of the Shares and shares underlying the Warrants on such trading market. The Company further agrees, if the Company applies to have the Shares traded on any other trading market, it will then include in such application all of the Shares and shares underlying the Warrants, and will take such other action as is necessary to cause all of the Shares and shares underlying the Warrants to be listed or quoted on such other trading market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Shares on a trading market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market. The Company agrees to use best efforts to maintain the eligibility of the Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

9.15 Equal Treatment of Participants. No consideration (including any modification of this Agreement) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Participant by the Company and negotiated separately by each Participant, and is intended for the Company to treat the Participants as a class and shall not in any way be construed as the Participants acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

9.16 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Participants in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Participants to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver shares underlying the Warrants in accordance with the terms, conditions and time periods set forth therein.

9.17 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Shares, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations, including, without limitation, its obligation to issue the Shares and shares underlying the Warrants, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Participant and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

9.18 Compliance. The Company covenants and agrees that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in FCPA), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants and agrees that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants and agrees that it shall (and shall cause each of its subsidiaries and affiliates to) implement and maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

9.19 Passive Foreign Investment Company. Upon request by the Participant, which shall be limited to one request per each calendar year, the Company shall make due inquiry regarding the Company’s status as a passive foreign investment company under Section 1297 of the Code and shall promptly notify the Participant of such status. If the Company is, in its reasonable opinion, a PFIC, unless otherwise required by law, the Company shall reasonably cooperate with the Participant and use commercially reasonable efforts to provide the Participant with the information required by the Participant for purposes of making a mark-to-market election under Section 1296 of the Code or a qualified electing fund election pursuant to Section 1295 of the Code.

SECTION 10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile, by electronic mail or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent and addressed as follows:

(a) if to the Company, to:

SteadyMed Ltd.

2603 Camino Ramon, Suite 350

San Ramon, CA 94583

Tel: (925) 272-4999

Attention: Chief Financial Officer

Email: dnassif@steadymed.com

with a copy to:

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

Attention: Michael E. Tenta

Email: mtenta@cooley.com

or to such other person at such other place as the Company shall designate to the Participants in writing; and

(b) if to a Participant, at the address as set forth on such Participant’s signature page at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 11. MISCELLANEOUS.

11.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least 662/3% of the Shares issued pursuant to this Agreement.

11.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

11.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

11.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

11.7 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

11.8 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

11.9 Publicity. No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other parties, except as may be required by applicable law or regulations, in which case such party shall provide the other parties with reasonable notice of such publicity and/or opportunity to review such disclosure.

11.10 Waiver of Conflicts. Each party to this Agreement acknowledges that U.S. counsel for the Company, Cooley LLP (“Cooley”), has in the past and may continue in the future to perform legal services for one or more of the Participants or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Participants in matters of a similar nature to the transactions contemplated herein. Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, Cooley has represented the Company and not any individual Participant or any individual shareholder, director or employee of the Company; and (c) gives its informed consent to Cooley’s representation of the Company in the transactions contemplated by this Agreement and Cooley’s representation of one or more of the Participants or their affiliates in matters unrelated to such transactions.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Compass MAV LLC

/s/ Michael Castor
(Signature)

By:	Michael Castor

Its:	Managing Member of the Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $285,460.65

Number of Shares Subscribed for in the Closing: 47,876

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 23,938

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $285,460.65

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Compass Offshore MAV Limited

/s/ Michael Castor
(Signature)

By:	Michael Castor

Its:	Managing Member of the Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $207,065.70

Number of Shares Subscribed for in the Closing: 34,728

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 17,364

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $207,065.70

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Deerfield Special Situations Fund, L.P. By: Deerfield Mgmt, L.P., its General Partner By: J. E. Flynn Capital, LLC its General Partner

/s/ David J. Clark
(Signature)

By:	David J. Clark

Its:	Authorized Signatory

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $2,999,972.25

Number of Shares Subscribed for in the Closing: 503,140

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 251,570

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $2,999,972.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	EMPERY ASSET MASTER, LTD.

/s/ Brett Director
(Signature)

By:	Brett Director

Its:	General Counsel for Empery Asset Management, LP, authorized agent of the Participant

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $565,435.80

Number of Shares Subscribed for in the Closing: 94,832

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 47,416

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $565,435.80

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	EMPERY TAX EFFICIENT, LP

/s/ Brett Director
(Signature)

By:	Brett Director

Its:	General Counsel for Empery Asset Management, LP, authorized agent of the Participant

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $260,084.25

Number of Shares Subscribed for in the Closing: 43,620

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 21,810

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $260,084.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	EMPERY TAX EFFICIENT II, LP

/s/ Brett Director
(Signature)

By:	Brett Director

Its:	General Counsel for Empery Asset Management, LP, authorized agent of the Participant

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $486,229.95

Number of Shares Subscribed for in the Closing: 81,548

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 40,774

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $486,229.95

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	KINGDON FAMILY PARTNERSHIP, L.P.

By: Kingdon Capital Management, L.L.C., as Agent and Investment Adviser

/s/ William Walsh
(Signature)

By:	William Walsh

Its:	Chief Financial Officer

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $241,004.25

Number of Shares Subscribed for in the Closing: 40,420

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 20,210

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $241,004.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	M. KINGDON OFFSHORE MASTER FUND L.P.

By: Kingdon Capital management, L.L.C., as Agent and Investment Adviser

/s/ William Walsh
(Signature)

By:	William Walsh

Its:	Chief Financial Officer

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $2,758,968.00

Number of Shares Subscribed for in the Closing: 462,720

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 231,360

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $2,758,968.00

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	OrbiMed Israel Partners II, L.P.

/s/ Carl Gordon
(Signature)

By:	Carl Gordon

Its:	Director of OrbiMed Advisors Israel II Limited, the General Partner of OrbImed Israel GP II, L.P., the General Partner of OrbiMed Israel Partners II, L.P.

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $3,499,987.50

Number of Shares Subscribed for in the Closing: 587,000

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 293,500

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $3,499,987.50

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	OrbiMed Private Investments VI, LP

/s/ Carl Gordon
(Signature)

By:	Carl Gordon

Its:	Member of OrbiMed Advisors LLC, the Managing Member of OrbiMed Capital GP VI LLC, the General Partner of OrbiMed Private Investments VI, LP

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $3,499,987.50

Number of Shares Subscribed for in the Closing: 587,000

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 293,500

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $3,499,987.50

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Pura Vida Master Fund, Ltd.

/s/ Christopher A. Nonas
(Signature)

By:	Pura Vida Investments, LLC Christopher A. Nonas, CFO

Its:	Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $749,963.25

Number of Shares Subscribed for in the Closing: 125,780

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 62,890

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $749,963.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Sio Partners, LP

/s/ Michael Castor
(Signature)

By:	Michael Castor

Its:	Managing Member of the Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $305,613.90

Number of Shares Subscribed for in the Closing: 51,256

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 25,628

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $305,613.90

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Sio Partners Master Fund, LP

/s/ Michael Castor
(Signature)

By:	Michael Castor

Its:	Managing Member of the Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $203,559.75

Number of Shares Subscribed for in the Closing: 34,140

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 17,070

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $203,559.75

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	NesPoint Capital, Inc.

/s/ Brian Mitts
(Signature)

By:	Brian Mitts

Its:	Principal Financial Officer and Principal Accounting Officer

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $750,022.88

Number of Shares Subscribed for in the Closing: 125,790

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 62,895

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $750,022.88

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Highland Funds I, on behalf of its series, Highland Long/Short Healthcare Fund

/s/ Brian Mitts
(Signature)

By:	Brian Mitts

Its:	Secretary, Principal Financial Officer and Principal Accounting Officer

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $750,022.87

Number of Shares Subscribed for in the Closing: 125,790

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 62,895

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $750,022.87

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	CVI Investments, Inc. by: Heights Capital Management, Inc. its authorized agent

/s/ Martin Kobinger
(Signature)

By:	Martin Kobinger

Its:	Investment Manager

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $1,937,812.50

Number of Shares Subscribed for in the Closing: 325,000

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 162,500

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $1,937,812.50

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Adage Capital Partners L.P.

/s/ Dan Lehau
(Signature)

By:	Dan Lehau

Its:	COO

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $7,499,990.25

Number of Shares Subscribed for in the Closing: 1,257,860

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 628,930

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $7,499,990.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Brown Bear Holdings By: Stark Raving Maid

/s/ Brian Stark
(Signature)

By:	Brian Stark

Its:	Managing General Partner

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $499,359.38

Number of Shares Subscribed for in the Closing: 83,750

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 41,875

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $499,359.38

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

Subject to acceptance by the Company, the undersigned has completed this Agreement to evidence his/her subscription for participation in the Offering of Shares and Warrants of the Company, this 20th day of April, 2017 at              .

PARTICIPANT

Name of Participant:	Brian Stark

/s/ Brian Stark
(Signature)

By:	N/A

Its:	N/A

Address for Notice and Delivery:

Tax ID No.:

Telephone:

Fax/email:

Attention:

Total Subscription Amount for the Closing: $2,500,076.25

Number of Shares Subscribed for in the Closing: 419,300

Number of Warrant Shares issuable upon exercise of Warrant Subscribed for in the Closing: 209,650

Aggregate Purchase Price in the Closing (No. of shares subscribed for in the Closing multiplied by per share purchase price plus no. of warrant shares underlying warrant subscribed for in the Closing multiplied by $0.125): $2,500,076.25

The Company has accepted this subscription this 20th day of April 2017.

“COMPANY”

STEADYMED LTD.,

an Israeli incorporated company

By:	/s/ Jonathan Rigby
Jonathan Rigby, President & CEO

Address: 2603 Camino Ramon, Suite 350
San Ramon, CA 94583

EXHIBIT A

FORM OF WARRANT

THIS SECURITY AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED (1) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT, OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (2) UNLESS THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN SOLD PURSUANT TO RULE 144, OR ARE ELIGIBLE TO BE SOLD UNDER RULE 144(B)(1) UNDER THE ACT.  NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF MAYBE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS WARRANT OR SUCH SHARES TO THE EXTENT SUCH PLEDGE WILL COMPLY WITH APPLICABLE SECURITIES LAWS.

STEADYMED LTD.

WARRANT

dated as of April [25], 2017

THIS CERTIFIES THAT, for value received, [•] or its successors or permitted assigns (such Person and such successors and assigns each being the “Warrant Holder” with respect to the Warrant held by it), at any time and from time to time on any Trading Day on or prior to 5:00 p.m. (New York City time), on the Expiration Date (as herein defined), is entitled (a) to subscribe for the purchase from SteadyMed Ltd., an Israeli incorporated company (the “Company”), [•] Shares at a price per Share equal to the Exercise Price (as herein defined), and (b) to the other rights set forth herein; provided that the number of Shares issuable upon any exercise of this Warrant and the Exercise Price shall be adjusted and readjusted from time to time in accordance with Section 5; and provided further that the number of Shares issuable upon any exercise of this Warrant are subject to certain limitations in accordance with Section 2(a). By accepting delivery hereof, the Warrant Holder agrees to be bound by the provisions hereof.

IN FURTHERANCE THEREOF, the Company irrevocably undertakes and agrees for the benefit of the Warrant Holder as follows:

Section 1. Definitions and Construction.

(a) Certain Definitions. As used herein (the following definitions being applicable in both singular and plural forms):

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

“Appraised Value” means at any time the fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within ten (10) days of the date as of which the determination is to be made, subject to the rights of the Requisite Holders pursuant to Section 5(k).

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Closing Price” means, for any trading day with respect to a Share, (a) the last reported sale price on such day on the principal national securities exchange on which the Shares are listed or admitted to trading or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in The Wall Street Journal, or (b) if such Shares shall not be listed or admitted to trading on a national securities exchange, the last reported sales price on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in The Wall Street Journal, or (c) if such Shares shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market; provided that if clause (a), (b), or (c) applies and no price is reported in The Wall Street Journal for any trading day, then the price reported in The Wall Street Journal for the most recent prior trading day shall be deemed to be the price reported for such trading day. The Closing Price with respect to a Share shall be adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Commission” means the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the time.

“Exchange Act” means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Exercise Amount” means for any number of Warrant Shares as to which this Warrant is being exercised the product of (i) such number of Warrant Shares times (ii) the Exercise Price.

“Exercise Price” means $6.785 per Warrant Share, as adjusted from time to time pursuant to Section 5.

“Expiration Date” means April [24], 2022.

“Initial Holder” means [•].

“Market Price” on any day means (a) the unweighted average of the daily Closing Prices per Share for the twenty (20) consecutive trading days prior to such date or (b) if clauses (a), (b) and (c) of the definition of “Closing Price” are inapplicable, then the Appraised Value as of such day shall apply.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Requisite Holders” means at any time, holders of Warrant Shares and Warrants representing at least a majority of the Warrant Shares outstanding or issuable upon the exercise of all the outstanding Warrants (without regard to any limitations on exercise).

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Shares” means the Company’s currently authorized common stock, New Israeli Shekels 0.01 par value, and stock of any other class or other consideration into which such currently authorized capital stock may hereafter have been changed.

“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s principal trading market with respect to the ordinary shares as in effect on the date of delivery of the Notice of Exercise.

“Trading Day” means any day on which the ordinary shares are traded on the Nasdaq Stock Market, or, if the Nasdaq Stock Market is not the principal trading market for the ordinary shares, then on the principal securities exchange or securities market on which the ordinary shares are then traded.

“Warrant” means, as the context requires, this warrant and any successor warrant or warrants issued upon a whole or partial transfer or assignment of any such Share purchase warrant or of any such successor warrant.

“Warrant Shares” means the number of Shares issued or issuable upon exercise of this Warrant as set forth in the introduction hereto, as adjusted from time to time pursuant to Section 5, or in the case of other Warrants, issuable upon exercise of those Warrants.

(b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles. When used herein, the term “financial statements” shall include the notes and schedules thereto. References to fiscal periods are to fiscal periods of the Company.

(c) Computation of Time Periods. With respect to the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Periods of days shall be counted in calendar days unless otherwise stated.

(d) Construction. Unless the context requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Warrant refer to this Warrant as a whole and not to any particular provision of this Warrant. Section, subsection, clause, exhibit and schedule references are to this Warrant, unless otherwise specified. Any reference to this Warrant includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

(e) Exhibits and Schedules. All of the exhibits and schedules attached hereto shall be deemed incorporated herein by reference.

(f) No Presumption Against Any Party. Neither this Warrant nor any uncertainty or ambiguity herein or therein shall be construed or resolved using any presumption against any party hereto or thereto, whether under any rule of construction or otherwise. On the contrary, this Warrant has been reviewed by each of the parties and their counsel and, in the case of any ambiguity or uncertainty, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

Section 2. Exercise of Warrant.

(a) Exercise Requirements.

(i) Notice of Exercise and Payment. The Warrant Holder may exercise this Warrant in whole or in part, at any time or from time to time on any Business Day on or prior to the Expiration Date, by delivering to the Company a duly executed notice (a “Notice of Exercise”) in the form of Exhibit A and by payment to the Company of the Exercise Price per Warrant Share, at the election of the Warrant Holder, either (a) by wire transfer of immediately available funds to the account of the Company in an amount equal to the Exercise Amount, (b) by receiving from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such exercise (or if there is no such Closing Price, then based on the Appraised Value as of such day), equal to the Exercise Amount, or (c) any combination of the foregoing. The Company acknowledges that the provisions of clause (b) are intended, in part, to ensure that a full or partial exchange of this Warrant pursuant to such clause (b) will qualify as a conversion, within the meaning of paragraph (d)(3)(iii) of Rule 144 under the Securities Act, and the holding period for the Warrant Shares shall be deemed to have commenced on the date this Warrant was originally issued to the Warrant Holder. At the request of any Holder, the Company will accept reasonable modifications to the exchange procedures provided for in this Section in order to accomplish such intent. For all purposes of this Warrant (other than this Section 2(a)(i)), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the exchange of this Warrant into Shares in accordance with the terms of clause (b). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.

(ii) Limitations on Exercise. Notwithstanding any provisions herein to the contrary, the Warrant Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of Company’s securities beneficially owned by the Warrant Holder to exceed 24.9% or 44.9% of the outstanding share capital of the Company following such exercise (excluding, for the avoidance of doubt, any shares such Holder may be deemed to beneficially own by reason of holding any Warrants that have not yet been exercised and are not proposed to be exercised at such time of determination) (the “Cap”). The limitation described in the previous sentence will only apply to the extent that exceeding the Cap will trigger a shareholder vote or regulatory approval under Israeli law, but only to the extent that no such shareholder vote or regulatory approval has already been obtained. In the event that the Company has publicly disclosed that it intends to effect a Corporate Reorganization, if requested by the Requisite Holders, the Company shall seek shareholder approval to exceed the Cap. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with the Israeli Companies Law and Section 13(d) of the Exchange Act, and “group” shall have the meaning set forth in Section 13(d) of the Exchange Act (any such persons or entities with whom the Warrant Holder shall constitute a “group” with respect to the Shares, collectively, the “Attributable Parties”). Notwithstanding the foregoing, to the extent the Cap applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of Company. For purposes of determining the number of outstanding Shares the Warrant Holder may acquire upon the exercise of this Warrant without exceeding the Cap, the Warrant Holder may rely on the number of outstanding Shares as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company, if any, setting forth the number of Shares outstanding (the “Reported Outstanding Share Number”). For purposes of the foregoing, the aggregate number of Shares beneficially owned by the Warrant Holder and the other Attributable Parties shall include the number of Shares held by the Warrant Holder and all other Attributable Parties plus the number of Shares issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude Shares which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Warrant Holder or any of the other Attributable Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other Warrants) beneficially owned by the Warrant Holder or any other Attributable Party subject to a limitation on conversion or exercise analogous to the limitation contained in this clause (ii). In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Warrant Holder and any other Attributable Party since the date as of which the Reported Outstanding Share Number was reported. Upon the written request of the Warrant Holder, the Company shall within three trading days confirm in writing (including by electronic mail) to the Warrant Holder: (i) the number of Company’s Shares then outstanding, (ii) the Company’s determination of the attainment of the Cap, and (iii) the limitation to exercise hereunder, with respect to which portion of the Warrant is exercisable pursuant to this provision. Any number of Warrant Shares that may not be exercisable because of this Section 2(a)(ii) shall be exercisable at such other time when the exercise thereof shall not cause the number Company’s securities beneficially owned by the Warrant Holder to exceed the Cap in accordance with this Section 2(a)(ii); provided that such exercise is before the Expiration Date.

(b) Effectiveness and Delivery. The Company shall in accordance with such Notice of Exercise, (i) as soon as practicable but not later than the earlier of (x) three Trading Days and (y) the Standard Settlement Period, in each case after the Company shall have received such Notice of Exercise (such earlier date, the “Share Delivery Date”), execute an electronic delivery of the Warrant Shares to the Warrant Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, or (ii) as soon as practicable but not later than five Business Days after the Company shall have received such Notice of Exercise and payment, execute and deliver or cause to be executed and delivered a certificate or certificates representing, the number of Shares specified in such Notice of Exercise, free of restrictive legends, issued in the name of the Warrant Holder or in such other name or names of any Person or Persons designated in such Notice of Exercise, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Shares are not freely transferable without volume and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case the Company shall record, in book entry, or at the request of the Holder, deliver a physical certificate, the Shares issuable upon such exercise with appropriate restrictive legend (with the delivery requirement for physical stock certificate(s) moved to not later than five Business Days after the Company shall have received such Notice of Exercise and payment). If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Warrant Holder, use its reasonable best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC’s Deposit / Withdrawal at Custodian system or another established clearing corporation and system performing similar functions, if available. This Warrant shall be deemed to have been exercised and such Share certificate or certificates, or such book entry or book entries, shall be deemed to have been issued, and the Warrant Holder or other Person or Persons designated in such Notice of Exercise shall be deemed for all purposes to have become a holder of record of Shares, all as of the date that such Notice of Exercise shall have been received by the Company; provided, that the payment of the exercise price is delivered to the Company within one (1) Trading Day following the delivery of the Notice of Exercise. To the maximum extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof are not conditioned upon or impaired by any action or inaction by the Warrant Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any violation or alleged violation of law by the Warrant Holder or any other Person. Nothing herein shall limit the Warrant Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates, or record book entries, representing the Warrant Shares issuable upon exercise of the Warrant as required pursuant to the terms hereof.

(c) Surrender of Warrant. The Warrant Holder shall surrender this Warrant to the Company within three (3) Trading Days from the date it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the Share certificate or certificates, or records a book entry or book entries, for Shares issued pursuant to such Notice of Exercise, a new Warrant for the unexercised portion of the Warrant, but in all other respects identical to this Warrant. Notwithstanding anything to the contrary contained in this Warrant, the Warrant Holder may deliver one or more subsequent Notices of Exercise after a Notice of Exercise that requires the Warrant Holder to return the original Warrant to the Company despite the fact that the Company may not have physically re-issued a replacement Warrant to the Warrant Holder for the unexercised portion of a Warrant.

(d) Legend. Each certificate or book entry for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED (1) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT, OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (2) UNLESS SOLD PURSUANT TO RULE 144, OR ARE ELIGIBLE TO BE SOLD UNDER RULE 144(B)(1) UNDER THE ACT.  NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAYBE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS SECURITY TO THE EXTENT SUCH PLEDGE WILL COMPLY WITH APPLICABLE SECURITIES LAWS.

Any certificate or book entry for Warrant Shares issued at any time in exchange or substitution for any Shares, a certificate or book entry for which bears such legend (unless at that time such Warrant Shares are registered under the Securities Act), shall also bear such legend. All such legends shall be removed in conformity with the legend removal provisions set forth in the Subscription Agreement.

(e) Fractional Shares. The Company shall not be required to issue fractions of Shares upon an exercise of the Warrant. If any fraction of a Share would, but for this restriction, be issuable upon an exercise of the Warrant, in lieu of delivering such fractional Share, the Company shall pay to the Warrant Holder, in cash, an amount equal to the same fraction times the Closing Price on the trading day immediately prior to the date of such exercise (or if there is no such Closing Price, then based on the Appraised Value as of such day).

(f) Expenses and Taxes. The Company shall pay all expenses, taxes and owner charges payable in connection with the preparation, issuance and delivery of certificates or recordation of book entries for the Warrant Shares and any new Warrants, except that if the certificates or book entries for the Warrant Shares or the new Warrants are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer, shall be paid by the Warrant Holder at the time of its delivery of the payment of the Exercise Price or promptly upon receipt of a written request by the Company for payment.

(g) Automatic Cashless Exercise. Subject to Section 2(a)(ii), to the extent that there has not been an exercise by the Warrant Holder pursuant to Section 2(a) hereof, any portion of the Warrant that remains unexercised shall be exercised automatically in whole (not in part) (however to the extent required by the limitations set forth in Section 2(a)(ii), only such part of the Warrant that does not exceed the Cap), upon the Expiration Date. Payment by the Warrant Holder upon such automatic exercise shall be in the form of the Warrant Holder receiving from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being automatically exercised minus (ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such automatic exercise (or if there is no such Closing Price, then based on the Appraised Value as of such day), equal to the Exercise Amount.

(h) Buy-In. If by the close of the Share Delivery Date, the Company fails to deliver the Warrant Shares to the Warrant Holder in the manner required pursuant to Section 2(b), and if after such Share Delivery Date and prior to the receipt of such Warrant Shares, the Warrant Holder purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by the Warrant Holder of the Warrant Shares which the Warrant Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three (3) Business Days after the Warrant Holder’s request and in the Warrant Holder’s sole discretion, either (1) pay in cash to the Warrant Holder an amount equal to the Warrant Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased, at which point the Company’s obligation to deliver such Warrant Shares shall terminate or (2) promptly honor its obligation to deliver to the Warrant Holder the Warrant Shares in the manner required pursuant to Section 2(b), under the name of the Warrant Holder, representing such Warrant Shares and pay cash to the Warrant Holder in an amount equal to the excess (if any) of the Warrant Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased in the Buy-In over the product of (A) the number of Shares purchased in the Buy-In, times (B) the Closing Price of a Share on the Exercise Date; provided that if the Warrant Holder requests physical certificate(s) pursuant to Section 2(b), then all deadlines in this Section 2(h) shall change from the third (3rd) Business Day to the fifth (5th) Business Day.

Section 3. Investment Representation. By accepting the Warrant, the Warrant Holder represents that it is acquiring the Warrant for its own account for investment purposes and not with the view to any sale or distribution, that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws, and that the Warrant Holder is an “accredited investor” as that term is defined in Rule 501 under the Securities Act.

Section 4. Validity of Warrant and Issuance of Shares.

(a) The Company represents and warrants that this Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company.

(b) The Company further represents and warrants that on the date hereof it is duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of Shares as will be sufficient to permit the exercise in full of the Warrant, and that all such Shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

Section 5. Exercise Price Adjustment Provisions. The Exercise Price in effect at any time, and the number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

(a) Share Reorganization. If the Company shall subdivide its outstanding Shares into a greater number of Shares, by way of a stock split, stock dividend or otherwise, or consolidate its outstanding Shares into a smaller number of Shares (any such event being herein called a “Share Reorganization”), then (i) the Exercise Price shall be adjusted, effective immediately after the effective date of such Share Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of Shares outstanding on such effective date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding after giving effect to such Share Reorganization, and (ii) the number of Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Shares subject to purchase immediately before such Share Reorganization by a fraction, the numerator of which shall be the number of Shares outstanding after giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately before giving effect to such Share Reorganization.

(b) Special Distributions. If the Company shall issue or distribute to any holder or holders of Shares evidences of indebtedness, any other securities of the Company or any cash, property or other assets (excluding a Share Reorganization), whether or not accompanied by a purchase, redemption or other acquisition of Shares (any such nonexcluded event being herein called a “Special Distribution”), then the Warrant Holder shall be entitled to a pro-rata Share of such Special Distribution as though the Warrant Holder had fully exercised this Warrant immediately prior to the record date for such Special Distribution, and the Company shall pay or distribute such pro-rata share to the Warrant Holder when paid or distributed to the holders of the Shares, or the Warrant Holder may at its option decline to accept such payment or distribution in which case the (x) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Distribution, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price immediately prior to such effective date less any cash and the then fair market value, as determined in good faith by the Board of Directors of the Company, of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Distribution with respect to one Share, and the denominator of which shall be the Market Price immediately prior to such effective date, and (y) the number of Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Shares subject to purchase immediately before such Special Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Distribution and the denominator of which shall be the Exercise Price in effect immediately after such Special Distribution. A reclassification of the Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of any other class of stock shall be deemed to be a distribution by the Company to the holders of its Shares of such class of stock and, if the outstanding Shares shall be changed into a larger or smaller number of Shares as part of such reclassification, a Share Reorganization.

(c) Corporate Reorganization. Without limiting any of the other provisions hereof, if any (i) capital reorganization; (ii) reclassification of the capital stock of the Company or compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property; (iii) merger, consolidation, reorganization or other similar transaction or series of related transactions which results in the Shares of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power and economic interests in the Company or such surviving or acquiring entity outstanding immediately after such transaction; (iv) sale, lease, license, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole; (v) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 35% of the voting power of the voting securities of or economic interests in the Company; (vi) acquisition by any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), directly or indirectly, of the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding Shares and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing 35% or more of the voting power of or economic interests in the then outstanding shares of capital stock of the Company, (vii) tender offer or exchange offer (whether by the Company or another Person) pursuant to which all or substantially all of the holders of Shares are permitted to tender or exchange their shares for other securities, cash or property (each of (i)-(vii) above a “Corporate Reorganization”) shall be effected, then the Company shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Warrant Holder shall thereafter continue to have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares issuable upon exercise of the Warrants held by such Warrant Holder (without regard to any limitations on exercise contained in such Warrants), shares of voting stock in such successor entity, surviving entity or entity purchasing or otherwise acquiring such assets in the Corporate Reorganization (as the case may be, the “Acquirer”), such that the aggregate value of the Warrant Holder’s warrants to purchase such number of shares of the Acquirer (where the value of a warrant to purchase one share in the Acquirer is determined in accordance with the Black-Scholes Option Pricing formula set forth in Appendix (A) hereto) is equivalent to the aggregate value of the Warrants held by such Warrant Holder (where the value of each Warrant to purchase one share in the Company is determined in accordance with the Black-Scholes Option Pricing formula set forth Appendix (B) hereto). Furthermore, the new warrants to purchase shares in the Acquirer referred to herein shall have the same expiration date as the Warrants, and shall have a strike price, KAcq, that is calculated in accordance with Appendix (A) hereto. For the avoidance of doubt, if the successor, surviving or acquiring entity, as the case may be, is a member of a consolidated group for financial reporting purposes, the “Acquirer” shall be deemed to be the parent of such consolidated group for purposes of this Section 5(c) and Appendix (A) hereto.

Moreover, appropriate provision shall be made with respect to the rights and interests of each Warrant Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock thereafter deliverable upon the exercise thereof. The Company shall not effect any such Corporate Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume by written instrument, reasonably deemed by the Board of Directors of the Company and the Requisite Holders to be satisfactory in form and substance, the obligation to deliver to the holder of the Warrants, at the last address of such holder appearing on the books of the Company, such shares of stock, as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under these Warrants. The provisions of this Section 5(c) shall similarly apply to successive Corporate Reorganizations. Notwithstanding anything to the contrary hereunder, if the Corporate Reorganization, is (1) a transaction where the consideration paid to the holders of the Shares consists of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Corporate Reorganization involving a person or entity not traded on the New York Stock Exchange, the NYSE MKT (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, at the request of the Warrant Holder delivered before the ninetieth (90th) day after such Corporate Reorganization, the Company (or the Acquirer) shall purchase this Warrant from the Warrant Holder by paying to the Warrant Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Corporate Reorganization), cash in an amount equal to the aggregate value of this Warrant, where the value of each Warrant to purchase one Warrant Share is calculated in accordance with the Black-Scholes Option Pricing formula set forth in Appendix (B) hereto and such valuation and payment shall be without regard to any limitations on exercise contained in this Warrant.

(d) Adjustment Rules.

(i) Any adjustments pursuant to this Section 5 shall be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 5, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Warrant Shares to be so delivered.

(ii) No adjustments shall be made pursuant to this Section 5 in respect of the issuance of Warrant Shares upon exercise of the Warrant;

(iii) If the Company shall take a record of the holders of its Shares for any purpose referred to in this Section 5, then (x) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (y) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Section 5 in respect of such action.

(iv) In computing adjustments under this Section 5, (A) fractional interests in Shares shall be taken into account to the nearest one-thousandth of a Share, and (B) calculations of the Exercise Price shall be carried to the nearest one-thousandth of one cent.

(e) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 5, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Shares which the Warrant Holder is entitled to receive upon exercise of the Warrant.

(f) Notice of Adjustment. Not less than 10 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 5, the Company shall give notice to the Warrant Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and computation thereof. If the required adjustment is not determinable as the time of such notice, the Company shall give notice to the Warrant Holder of such adjustment and computation as soon as reasonably practicable after such adjustment becomes determinable. In connection with any such adjustment or readjustment, at its sole cost and expense, the Company will also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify its computations and, in connection with the preparation of the Company’s quarterly financial statements prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of Shares outstanding or deemed to be outstanding, and (ii) the Exercise Price in effect immediately prior to such issue and as adjusted and readjusted (if required by this Section 5) on account thereof. The Company will forthwith mail a copy of each such report to the Warrant Holder and will, upon the written request at any time of the Warrant Holder, furnish to such holder a like report setting forth the Exercise Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office and will cause the same to be available for inspection at such office during normal business hours by the Warrant Holder or any prospective purchaser of this Warrant designated by the Warrant Holder.

(g) Subsequent Warrants. Irrespective of any adjustments in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants theretofore or thereafter issued may continue to express the same Exercise Price per Share and number and kind of Warrant Shares as are stated in this Warrant.

(h) Disputes. Any dispute which arises between the Warrant Holder and the Company with respect to the calculation of the adjusted Exercise Price or Warrant Shares issuable upon exercise shall be determined by the independent auditors of the Company, and such determination shall be binding upon the Company and the holders of the Warrants and the Warrant Shares if made in good faith and without manifest error.

(i) No Avoidance. The Company shall not, by amendment of its certificate of incorporation or by-laws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment as if the holder was a shareholder of the Company entitled to the benefit of fiduciary duties afforded to shareholders under Delaware law. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(j) Adjustment of Par Value. If for any reason (including the operation of the adjustment provisions set forth in this Warrant), the Exercise Price on any date of exercise of this Warrant shall not be lawful and adequate consideration for the issuance of the relevant Warrant Shares, then the Company shall take such steps as are necessary (including the amendment of its certificate of incorporation so as to reduce the par value of the Shares) to cause such Exercise Price to be adequate and lawful consideration on the date the payment thereof is due, but if the Company shall fail to take such steps, then the Company acknowledges that the Warrant Holder shall have been damaged by the Company in an amount equal to an amount, which, when added to the total Exercise Price for the relevant Warrant Shares, would equal lawful and adequate consideration for the issuance of such Warrant Shares, and the Company irrevocably agrees that if the Warrant Holder shall then forgive the right to recover such damages from the Company, such forgiveness shall constitute, and Company shall accept such forgiveness as, additional lawful consideration for the issuance of the relevant Warrant Shares.

(k) Appraisal.

(i) If the Requisite Holders shall, for any reason whatsoever, disagree with the Company’s determination of the Appraised Value of a Share, then such holders shall by notice to the Company (an “Appraisal Notice”) given within sixty (60) days after the Company notifies the holders of such determination, elect to dispute such determination, and such dispute shall be resolved as set forth in clause (ii) of this Section.

(ii) The Company shall within ten (10) days after an Appraisal Notice shall have been given, engage an independent investment bank of national repute (the “Appraiser”) selected by the Requisite Holders and retained pursuant to an engagement letter between the Company and the Appraiser with respect to such valuation in form and substance reasonably acceptable to Requisite Holders, to make an independent determination of the Appraised Value of a Share; such value shall be determined without deduction for (a) liquidity considerations, (b) minority shareholder status, or (c) any liquidation or other preference or any right of redemption in favor of any other equity securities of the Company. The costs of engagement of such investment bank for any such determination of Appraised Value shall be paid by the Company.

Section 6. Registration Rights and Extension of Expiration Date. The Warrant Holder is entitled to the benefit of certain registration rights with respect to the Warrant Shares as provided in the Subscription Agreement, dated as of April 20, 2017, by and between the Company and the Participants (as defined therein), including the Warrant Holder (the “Subscription Agreement”), and any subsequent holder hereof shall be entitled to such rights to the extent provided in the Subscription Agreement. If the Company fails to cause any Registration Statement covering “Registrable Securities” (as that term is defined in the Subscription Agreement) to be declared effective prior to the applicable dates set forth therein, or if an Event as specified in Section 9.3 of the Subscription Agreement occurs and continues, in each case, for more than thirty (30) days in any twelve (12) month period, or for more than a total of ninety (90) days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the thirty (30) day or ninety (90) day limits, as the case may be, that the Event continues.

Section 7. Transfer of Warrant. The Warrant Holder upon transfer of the Warrant must deliver to the Company a duly executed Warrant Assignment in the form of Exhibit B and upon surrender of this Warrant to the Company, the Company shall execute and deliver a new Warrant with appropriate changes to reflect such Assignment, in the name or names of the assignee or assignees specified in the Warrant Assignment or other instrument of assignment and, if the Warrant Holder’s entire interest is not being transferred or assigned, in the name of the Warrant Holder, and upon the Company’s execution and delivery of such new Warrant, this Warrant shall promptly be cancelled; and provided that any assignee shall have all of the rights of an Initial Holder hereunder. Any new Warrant issued shall be dated the date hereof.

Section 8. Identity of Transfer Agent. The Transfer Agent for the Shares is Continental Stock Transfer & Trust Company. Upon the appointment of any subsequent transfer agent for the Shares, the Company will mail to the Warrant Holder a statement setting forth the name and address of such transfer agent.

Section 9. Covenants. The Company agrees that:

(a) Securities Filings; Rules 144 & 144A. The Company will (i) file any reports required to be filed by it under the Securities Act, the Exchange Act or the rules and regulations adopted by the Commission thereunder, (ii) use its best efforts to cooperate with the Warrant Holder and each holder of Warrant Shares in supplying such information concerning the Company as may be necessary for the Warrant Holder or holder of Warrant Shares to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares, (iii) take such further action as the Warrant Holder may reasonably request to the extent required from time to time to enable the Warrant Holder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and (iv) upon the request of the Warrant Holder, deliver to the Warrant Holder a written statement as to whether it has complied with such reporting requirements; provided that this subsection (a) shall not require the Company to make any filing under the Securities Act or Exchange Act which the Company is not otherwise obligated to make.

(b) Obtaining of Governmental Approvals and Stock Exchange Listings. The Company will, at its own expense, (i) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required of the Company in order to satisfy its obligations hereunder, and (ii) take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on each securities exchange, if any, on which the Shares are then listed.

(c) Notices Of Corporate Action. In the event of:

(i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution, or any right to subscribe for, purchase or otherwise acquire any Shares or any other securities or property, or to receive any other right, or

(ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or any Corporate Reorganization, or

(iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will deliver via email to the Warrant Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and (iii) the time, if any such time is to be fixed, as of which the holders of record of Shares (or other securities under Section 5(c)) shall be entitled to exchange their Shares (or other securities under Section 5(c)) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be delivered via email at least ten (10) Business Days prior to the date therein specified.

Section 10. Lost, Mutilated or Missing Warrants. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company (in the case of an Initial Holder its unsecured, unbonded agreement of indemnity or affidavit of loss shall be sufficient) or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

Section 11. Waivers; Amendments. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Warrant Holder. Any amendment or waiver effected in compliance with this Section shall be binding upon the Company and the Warrant Holder. The Company shall give prompt notice to the Warrant Holder of any amendment or waiver effected in compliance with this Section. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have.

Section 12. Miscellaneous.

(a) Shareholder Rights. The Warrant shall not entitle any Warrant Holder, prior to the exercise of the Warrant, to any rights as a shareholder of the Company, except as set forth herein.

(b) Expenses. The Company shall pay all reasonable expenses of the Warrant Holder, including reasonable fees and disbursements of counsel, in connection with the preparation of the Warrant, any waiver or consent hereunder or any amendment or modification hereof (regardless of whether the same becomes effective), or the enforcement of the provisions hereof; provided that the Company shall not be required to pay any expenses of the Warrant Holder arising solely in connection with a transfer of the Warrant.

(c) Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and assigns.

(d) Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(e) Notices. Any notice or other communication hereunder shall be in writing and shall be sufficient if sent by first-class mail or courier, postage prepaid, by email or by facsimile and addressed as follows: (a) if to the Company, addressed to the Company at its address for notices as set forth below its signature hereon or any other address as the Company may hereafter notify to the Warrant Holder and(b) if to the Warrant Holder, addressed to such address as the Warrant Holder may hereafter from time to time notify to the Company for the purposes of notice hereunder.

(f) Equitable Remedies. Without limiting the rights of the Company and the Warrant Holder to pursue all other legal and equitable rights available to such party for the other parties’ failure to perform its obligations hereunder, the Company and the Warrant Holder each hereto acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder would be inadequate and that each shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

(g) Continued Effect. Rights and benefits conferred on the holders of Warrant Shares pursuant to the provisions hereof (including Section 6) shall continue to inure to the benefit of, and shall be enforceable by, such holders, notwithstanding the surrender of the Warrant to, and its cancellation by, the Company upon the full or partial exercise or repurchase hereof.

(h) Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

(i) Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of the Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized signatory as of the day and year first above written.

SteadyMed Ltd., an Israeli incorporated company

By

Name:

Title:

Address for Notices:

Telephone:

Facsimile:

Exhibit A to Warrant

Form of Notice of Exercise

, 20

To: [ ]

Reference is made to the Warrant dated . Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase Shares, and makes payment herewith in full therefor at the Exercise Price of $ in the following form: .

[If the number of Shares as to which the Warrant is being exercised is less than all of the Shares purchasable thereunder, the undersigned hereby requests that a new Warrant representing the remaining balance of the Shares be registered in the name of , whose address is: .]

Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[The Warrant Shares shall be delivered to the following DWAC Account Number:] [or]

[The Warrant Shares shall be delivered in certificated form to the address set forth below]

The undersigned hereby represents that it is exercising the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.

[NAME OF WARRANT HOLDER]

By

Name:

Title:

[ADDRESS OF WARRANT HOLDER]

Exhibit B to Warrant

Form of Warrant Assignment

Reference is made to the Warrant dated , issued by [ ]. Terms defined therein are used herein as therein defined.

FOR VALUE RECEIVED (the “Assignor”) hereby sells, assigns and transfers all of the rights of the Assignor as set forth in such Warrant, with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

Number of Warrant Shares

Name(s) of Assignee(s)	Address(es)	Number of Warrant Shares

All notices to be given by the Company to the Assignor as the Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of Shares being hereby assigned is less than all of the Shares covered by the Warrant held by the Assignor, then also to the Assignor.

In accordance with Section 7 of the Warrant, the Assignor requests that the Company execute and deliver a new Warrant or Warrants in the name or names of the assignee or assignees, as is appropriate, or, if the number of Shares being hereby assigned is less than all of the Shares covered by the Warrant held by the Assignor, new Warrants in the name or names of the assignee or the assignees, as is appropriate, and in the name of the Assignor.

The undersigned represents that the Assignee has represented to the Assignor that the Assignee is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution, and that the Assignee will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

Dated: , 20

[NAME OF ASSIGNOR]

By

Name:

Title:

[ADDRESS OF ASSIGNOR]

APPENDIX A

Black Scholes Option Pricing formula to be used when calculating the value of each new warrant to purchase one share in the Acquirer shall be:

CAcq = SAcqe-λ(TAcq-tAcq)N(d1) – KAcqe-r(TAcq-tAcq)N(d2), where

CAcq = value of each warrant to purchase one share in the Acquirer

SAcq = price of Acquirer’s stock as determined by reference to the average of the closing prices on the securities exchange or Nasdaq Global Market over the 20-day period ending three trading days prior to the closing of the Corporate Reorganization described in Section 5(c) if the Acquirer’s stock is then traded on such exchange or system, or the average of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the 20-day period ending three trading days prior to the closing of the Corporate Reorganization if the Acquirer’s stock is then actively traded in the over-the-counter market, or the then most recently completed financing if the Acquirer’s stock is not then traded on a securities exchange or system or in the over-the-counter market.

TAcq = expiration date of new warrants to purchase shares in the Acquirer = TCorp

tAcq = date of issue of new warrants to purchase shares in the Acquirer

TAcq-tAcq = time until warrant expiration, expressed in years

σ = volatility = annualized standard deviation of daily log-returns (using a 262-day annualization factor) of the Acquirer’s stock price on the securities exchange or Nasdaq Global Market over a 20-day trading period, determined by the Warrant Holders, that is within the 100-day trading period ending on the trading day immediately after the public announcement of the Corporate Reorganization described in Section 5(c) if the Acquirer’s stock is then traded on such exchange or system, or the annualized standard deviation of daily-log returns (using a 262-day annualization factor) of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over a 20-day trading period, determined by the Warrant Holder, that is within the 100-day trading period ending on the trading day immediately after the public announcement of the Corporate Reorganization if the Acquirer’s stock is then actively traded in the over-the-counter market, or 0.95 (or 95%) if the Acquirer’s stock is not then traded on a securities exchange or system or in the over-the-counter market.

N = cumulative normal distribution function

d1 = (ln(SAcq/KAcq) + (r-λ+σ2/2)(TAcq-tAcq)) ÷ (σ√(TAcq-tAcq))

ln = natural logarithm

λ = dividend rate of the Acquirer for the most recent 12-month period at the time of closing of the Corporate Reorganization.

KAcq = strike price of new warrants to purchase shares in the Acquirer = KCorp * (SAcq / SCorp)

r = annual yield, as reported by Bloomberg at time tAcq, of the United States Treasury security measuring the nearest time TAcq

d2 = d1- σ√(TAcq-tAcq)

Appendix B

Black Scholes Option Pricing formula to be used when calculating the value of each Warrant to purchase one share in the Company shall be:

CCorp = SCorpe-λ(TCorp-tCorp)N(d1) – KCorpe-r(TCorp-tCorp)N(d2), where

CCorp = value of each Warrant to purchase one share in the Company

SCorp = price of Company stock as determined by reference to the average of the closing prices on the securities exchange or Nasdaq Global Market over the 20-day period ending three trading days prior to the closing of the Corporate Reorganization described in Section 5(c) if the Company’s stock is then traded on such exchange or system, or the average of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the 20-day period ending three trading days prior to the closing of the Corporate Reorganization if the Company’s stock is then actively traded in the over-the-counter market, or the then most recently completed financing if the Company’s stock is not then traded on a securities exchange or system or in the over-the-counter market.

TCorp = expiration date of Warrants to purchase shares in the Company

tCorp = date of public announcement of transaction

TCorp-tCorp = time until Warrant expiration, expressed in years

σ = volatility = the annualized standard deviation of daily log-returns (using a 262-day annualization factor) of the Company’s stock price on the securities exchange or Nasdaq Global Market over a 20-day trading period, determined by the Warrant Holders, that is within the 100-day trading period ending on the trading day immediately after the public announcement of the Corporate Reorganization described in Section 5(c) if the Company’s stock is then traded on such exchange or system, or the annualized standard deviation of daily-log returns (using a 262-day annualization factor) of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over a 20-day trading period, determined by the Warrant Holder, that is within the 100-day trading period ending on the trading day immediately after the public announcement of the Corporate Reorganization if the Company’s stock is then actively traded in the over-the-counter market, or 0.95 (or 95%) if the Company’s stock is not then traded on a securities exchange or system or in the over-the-counter market.

N = cumulative normal distribution function

d1 = (ln(SCorp/KCorp) + (r-λ+σ2/2)(TCorp-tCorp)) ÷ (σ√(TCorp-tCorp))

ln = natural logarithm

λ = dividend rate of the Company for the most recent 12-month period at the time of closing of the Corporate Reorganization.

KCorp = strike price of warrant

r = annual yield, as reported by Bloomberg at time tCorp, of the United States Treasury security measuring the nearest time TCorp

d2 = d1- σ√(TCorp-tCorp)

SCHEDULE 1

Fourth Amended Investor Rights Agreement, dated February 24, 2014, by and among SteadyMed Ltd. and certain of its shareholders

Subscription Agreement, dated July 29, 2016, by and among SteadyMed Ltd. and Participants defined therein, and Warrants, each dated August 4, 2016, issued to Participants thereunder